HARDING, LOEVNER FUNDS, INC.
                        SUPPLEMENT DATED OCTOBER 6, 1999
                    to the Prospectus dated February 1, 1999

This Supplement incorporates and replaces the Supplements dated July 1, 1999 and September 21, 1999.

THE PROSPECTUS IS CHANGED AS FOLLOWS:

1. The paragraph under the heading "Administrator" on page 3 of the Prospectus is deleted and replaced with the following:

     Investors Bank & Trust Company ("Investors Bank") serves as administrator to the Fund, supervising the general day-to-day business activities and operations of the Fund other than investment advisory activities. For more information, refer to "Management of the Fund - Administrator."

2. The following is inserted on page 16 of the Prospectus as the final paragraph under the heading "Purchases":

     The Fund reserves the right in its sole discretion (i) to suspend or modify the offering of a Portfolio's shares, (ii) to reject purchase orders, and (iii) to modify or eliminate the minimum initial investment in Portfolio shares. Purchase orders may be refused if, for example, they are of a size that could disrupt management of a Portfolio.

3. The first paragraph under the heading "Portfolio Managers" on page 18 of the Prospectus dated February 1, 1999, is deleted and replaced with the following:

     Daniel D. Harding, CFA, (responsible for global equity portfolio management and for multi-asset global portfolio management), co-founder  of HLM and a  director  of its  general  partner,  is the firm's chief investment officer, with overall responsibility for investment policy. Dan served for twelve years as a senior investment manager with Rockefeller & Co., investment adviser to the Rockefeller family and related institutions. As manager of the family's flagship equity, fixed income and balanced fund portfolios, he set investment strategy and provided investment counseling to family members, trusts and private businesses. In this capacity he also spearheaded the diversification of the firm's investments into overseas markets. Dan began his career as a trust investment officer at American National Bank & Trust in Morristown, NJ. He is an honors graduate in History and International Relations from Colgate University (1974), a
     Chartered Financial Analyst, and a Chartered Investment Counselor. Dan is a trustee and treasurer of the Peck School.

4. The following paragraph under the heading "Portfolio Managers," appearing on page 19 of the Prospectus dated February 1, 1999, is deleted in its entirety:

     Ferrill D. Roll, CFA, (responsible for multi-asset global portfolio management), a principal of the firm, is a portfolio manager and a member of the investment committee. Ferrill has fifteen years' experience across a wide range of international markets. For the four years prior to joining HLM in 1996, he was general partner of Cesar Montemayor Capital, L.P., a global investment partnership investing in fixed income, currency, and equity markets. Six years before that, he worked in international equity sales, first at First Boston (1985-1989) and later at Baring Securities (1989-1992), focusing primarily on European markets. During 1990, he acted as head of Baring's German equity research, in Frankfurt. From 1980-1984, Ferrill worked at JP Morgan, where he advised corporate clients on foreign exchange markets and set up the currency options trading department. He graduated from Stanford University in 1980 with a degree in Economics.


5. The three paragraphs under the heading "Administrator" on page 20 of the Prospectus are deleted and replaced with the following:

     Pursuant to an Administration Agreement between the Fund and Investors Bank, dated as of June 10, 1999, Investors Bank serves as Administrator to the Fund. The services provided by Investors Bank include certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Securities and Exchange Commission. The Fund pays Investors Bank a monthly fee at an annual rate of 0.09% on the first $500 million of the average daily net assets of the Fund, 0.06% on the next $500 million of the average daily net assets of the Fund, and 0.04% on the average daily net assets in excess of $1 billion. Each Portfolio pays a proportionate share of the fee based on its relative net assets.

     Investors Bank was organized in 1969 as a Massachusetts chartered trust company and provides domestic and global custody, multi-currency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending and mutual fund administration services to a variety of financial asset managers, including mutual fund complexes, investment advisers, banks and insurance companies. Investors Bank is a wholly-owned subsidiary of Investors Financial Services Corp., a publicly-held corporation and holding company registered under the Bank Holding Company Act of 1956. The business address of Investors Bank is 200 Clarendon Street, Boston, Massachusetts 02116.

6. The paragraph under the heading "Shareholder Inquiries" on page 23 of the Prospectus is deleted and replaced with the following:

     Inquiries concerning the Fund may be made by writing to Harding, Loevner Funds, Inc., 200 Clarendon Street, Boston, Massachusetts 02116 or by calling the Fund (toll-free) at 1-877-435-8105.